                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 8, 2005

                             TECHNEST HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           NEVADA                     000-27023                88-0357272
----------------------------         -----------          ----------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NUMBER)


                90 GROVE STREET, SUITE 205, RIDGEFIELD, CT 06877
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 431-1611
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. ("Technest", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Technest expectations include the uncertainty regarding Technest's ability to repay existing indebtedness, lack of continuing operations, possible inability of Technest to continue in business and other risks detailed from time to time in Technest's SEC reports. No assurance can be given that investors of Technest will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 3.03         MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS
ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION

Designation of Series A Preferred Stock
---------------------------------------

         On February 8, 2005, the Company's board of directors designated 150 shares of preferred stock as Series A Convertible Preferred Stock.

         The Company filed a Certificate of Designation for the Series A Preferred Stock with the Nevada Secretary of State on February 8, 2005. The Series A Convertible Preferred Stock is non interest bearing, and is not entitled to receive dividends. Should a liquidation event occur, the Series A Preferred Stock automatically converts into our Common Stock. The holders of Series A Preferred Stock will be entitled to vote as a separate class on any amendment to the terms or authorized number of shares of Series A Preferred Stock, the issuance of any equity security ranking senior to the Series A Preferred Stock and the redemption of or the payment of a dividend in respect of any junior security. At any time, holders of Series A Preferred Stock may elect to convert their Series A Preferred Stock into common stock. Each share of Series A Preferred Stock is currently convertible into 1,000,000 shares of common stock provided that, following such conversion, the total number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock. A copy of the Certificate of Designation of the Series A Preferred Stock is filed as Exhibit 4.1 hereto and incorporated herein by reference.

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         The Company currently has 124.325 shares of Series A Convertible
Preferred Stock issued and outstanding.

Securities Purchase Agreement with Verdi Consulting, Inc.
---------------------------------------------------------

         On February 8, 2005, we entered into a Securities Purchase Agreement with Verdi Consulting, Inc. pursuant to which we sold twenty five (25) shares of our Series A Convertible Preferred Stock for the aggregate consideration of $25,000. We received net proceeds of $25,000 from this private placement.
We intend to use the proceeds from this offering for working capital and to reduce our debt. The offer and sale of these securities was made in reliance on Section 4(2) of Securities Act of 1933, as amended (the "Act").
Verdi Consulting, Inc. is an "accredited investor" within the meaning of Regulation D.

         Verdi Consulting is entitled to have the shares of Common Stock issuable upon conversion of the Series A Shares included in our next registration statement filed with the Securities and Exchange Commission (the "SEC"). These piggy-back registration rights expire when the shares of Common Stock issued pursuant to conversion of the Series A Shares can be sold without volume restrictions pursuant to Rule 144(k) of the Act.

         The Securities Purchase Agreement contains standard representations, warranties and covenants and is attached to this Current Report as Exhibit 10.1. The terms of this agreements are incorporated by reference into this current report on Form 8-K. The certification of designation, which sets forth the terms and conditions of the Series A Preferred Stock is also incorporated by reference into this current report on Form 8-K.

THE SECURITIES PURCHASE AGREEMENT AND THE SERIES A CERTIFICATE OF DESIGNATION HAVE BEEN FILED AS EXHIBITS TO THIS CURRENT REPOT. THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. THESE DOCUMENTS ARE PUBLICLY AVAILABLE ON THE SEC WEBSITE AT WWW.SEC.GOV. WE URGE TO OBTAIN COPIES AND CAREFULLY REVIEW THESE DOCUMENTS BEFORE MAKING AN INVESTMENT DECISION.

Relationship with Verdi Consulting.
-----------------------------------

         We issued common stock to Verdi Consulting, Inc. as compensation for consulting services. These shares of Common Stock were issued in reliance on
Section 4(2) of Securities Act of 1933. Verdi Consulting, Inc., a corporation wholly owned by Chad Verdi is an "accredited investor" within the meaning of Regulation D

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Transactions between the Company and Garth LLC.
-----------------------------------------------

         On February 8, 2005, we entered into an Exchange Agreement (the "Exchange Agreement") a Securities Purchase Agreement with Garth LLC pursuant to which we agreed to issue 99.325 shares of our Series A Preferred Stock in exchange for $25,000 in cash and the surrender of certain of our 8% Promissory Notes held by Garth LLC (the "Notes"). As of December 31, 2004, the Notes had an aggregate outstanding principal balance plus accrued interest of $74,325.
No penalties were paid in connection with the exchange and cancellation of the Notes. We received net cash proceeds of $25,000 from this private placement. We intend to use the proceeds from this offering for working capital and to reduce our debt. The offer and sale of these securities was made in reliance on Section 4(2) of Securities Act of 1933, as amended (the "Act"). .

         Garth LLC is entitled to have the shares of Common Stock issuable upon conversion of the Series A Shares included in the next registration statement we file with the SEC. These piggy-back registration rights expire when the shares of Common Stock issued pursuant to conversion of the Series A Shares can be sold without volume restrictions pursuant to Rule 144(k) of the Act.

         The Exchange Agreement and the Securities Purchase Agreement contain standard representations, warranties and covenants and are attached to this Current Report as Exhibit 10.3 and Exhibit 10.4 respectively.

Relationship with Garth LLC.
----------------------------

         We issued promissory notes to Garth LLC in exchange for cash proceeds over time to cover our working capital needs. These promissory notes became due and payable by us on December 31, 2004. We did not have sufficient cash to repay the notes plus accrued interest. These promissory notes were issued in reliance on Section 4(2) of the Securities Act of 1933, as amended. Garth LLC, a Cayman Island limited liability company, is an "accredited investor" within the meaning of Regulation D and is also a shareholder of the Company.

A DESCRIPTION OF THE FINANCING IS INCLUDED IN OUR ANNUAL REPORT ON FORM 10-KSB (FILE NO. 000-27023). COPIES OF THE NOTES ISSUED IN CONNECTION WITH THAT FINANCING WERE FILED AS EXHIBITS THERETO. THESE FILINGS ARE
PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

Possible Anti-Takeover Effect
-----------------------------


         You should be aware that Issuance of Preferred Stock may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits
                                                                                    INCORPORATED BY REFERENCE
                                                                                 ------------------------------
                                                            FILED WITH                                 EXHIBIT
EXHIBIT NO.                   DESCRIPTION                  THIS FORM 8-K         FORM    FILING DATE     NO.
-----------                   -----------                  -------------         ----    -----------     ---

      4.1     Series A Convertible Preferred Stock               X
              Certificate of Designations, filed with
              the Secretary of State of Nevada on
              February 8, 2005.

     10.1     Securities Purchase Agreement between the          X
              registrant and Verdi Consulting dated
              February 8, 2005.

     10.2     Form of 8% Promissory Note between the             X
              registrant and Garth LLC.

     10.3     Exchange Agreement between the registrant          X
              and Garth LLC dated February 8, 2005.

     10.4     Securities Purchase Agreement between the          X
              registrant and Garth LLC dated February 8,
              2005.
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         _________________



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THECHNEST HOLDINGS, INC.



                                                     By: /s/ Mark Allen
                                                         -----------------------
                                                         Mark Allen
                                                         Director

Date: February 14, 2005


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                                  EXHIBIT INDEX

                                                                                    INCORPORATED BY REFERENCE
                                                                                 ------------------------------
                                                            FILED WITH                                 EXHIBIT
EXHIBIT NO.                   DESCRIPTION                  THIS FORM 8-K         FORM    FILING DATE     NO.
-----------                   -----------                  -------------         ----    -----------     ---

      4.1     Series A Convertible Preferred Stock               X
              Certificate of Designations, filed with
              the Secretary of State of Nevada on
              February 8, 2005.

     10.1     Securities Purchase Agreement between the          X
              registrant and Verdi Consulting dated
              February 8, 2005.

     10.2     Form of 8% Promissory Note between the             X
              registrant and Garth LLC.

     10.3     Exchange Agreement between the registrant          X
              and Garth LLC dated February 8, 2005.

     10.4     Securities Purchase Agreement between the          X
              registrant and Garth LLC dated February 8,
              2005.
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